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NY:  482619-6
NY:  482619-6

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    Form 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 12, 2005
                                  -------------
               (Date of Report - Date of earliest event reported)




                               THE GSI GROUP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                            333-43089          37-0856587
                            ---------          ----------
         (Commission File Number)          (IRS Employer Identification No.)



                             1004 E. ILLINOIS STREET
                       ASSUMPTION, ILLINOIS          62510
                       --------------------          -----
          (Address of Principal Executive Offices)          (Zip Code)



                                (217)   226-4421
                                ----------------
              (Registrant's Telephone Number, Including Area Code)
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Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Board of Directors, Chief Executive Officer, and the Interim Chief Financial Officer of the Company have become aware of information indicating possible errors in previously issued financial statements and commenced a review of certain of the Company's accounting policies and practices, including among other things accounting policies and practices relating to the capitalization of overhead into inventory and reserves for slow moving and obsolete inventory.

Based on the preliminary results of its ongoing review, on July 8, the Company, in consultation with its independent auditors, BKD, LLP, has determined that its previously issued financial statements for the years ended December 31, 2004, 2003, and 2002 (and the quarterly periods included therein) and the quarter ended April 1, 2005 may contain certain errors, some or all of which may be material to the Company's previously reported financial results, and that certain adjustments are likely to be required to correct such errors. Accordingly, the financial statements referred to in the preceding sentence should not be relied upon until such time as the Company is able to quantify such errors and ascertain those matters, if any, as to which a restatement of its financial statements is needed.

The Company anticipates that adjustments, if any, made pursuant to these matters will have no cash impact on the Company's previously reported financial results. As the Company and BKD, LLP have not yet completed their analyses of all such matters, however, the Company is currently unable to determine the amount of any required adjustments or the periods affected by such errors with certainty. The Company (in consultation with BKD, LLP) will attempt to conclude these analyses promptly. At the conclusion of its analyses, the Company will publicly announce the extent of any required restatements.

The Company also anticipates that it will host a conference call immediately following the release of its financial results for the quarter ending July 1, 2005. On this call, the Chief Executive Officer and the Interim Chief Financial Officer of the Company plan to discuss the Company's financial and operating performance as well as the extent and nature of any restatements by the Company of its previously reported financial results.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          THE  GSI  GROUP,  INC.


                                                By:     /s/  William  J.  Branch
                                                        ------------------------
                                                      Name:  William  J.  Branch
                                               Title:  Chief  Executive  Officer

Date:  July  12,  2005





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